Exhibit 10.1

AMENDED AND RESTATED MERGER PARTNER
STOCKHOLDER AGREEMENT

THIS AMENDED AND RESTATED MERGER PARTNER STOCKHOLDER AGREEMENT (this “Agreement”), dated as of May 27, 2011, is by and between Pernix Therapeutics Holdings, Inc., a Maryland corporation (the “Company”), Pernix Therapeutics, LLC, a Louisiana limited liability company and a wholly-owned subsidiary of the Company (the “Pernix Subsidiary) and the undersigned stockholder (the “Stockholder”) of the Company.

WHEREAS, the parties entered into that certain Merger Partner Stockholder Agreement dated as of March 9, 2010 (the “Original Agreement”) that, among other things, placed restrictions on the transfer of Company Shares (as defined below) received by the Stockholder in connection with the reverse merger transaction on March 9, 2010 (the “Merger”), which shares are indicated on the signature page to this Agreement;

WHEREAS, concurrently with the execution and delivery of this Agreement, the Company is filing a Form S-3 with the Securities and Exchange Commission (the “SEC”) to register for resale up to 45% of the Company Shares (the “Form S-3”); and

WHEREAS, in consideration of including up to 45% of the Company Shares in the Form S-3, the parties hereto desire to amend and restate the Original Agreement as follows.

NOW, THEREFORE, in consideration of the foregoing, intending to be legally bound, the parties hereto hereby agree as follows:

1.	Original Agreement. The Original Agreement is hereby amended and restated in its entirety by this Agreement, and the Original Agreement shall be of no further force or effect.

2.	Certain Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

“Company Shares” means all shares of capital stock of Company acquired by Stockholder in the Merger and owned, beneficially or of record, by Stockholder as of the date hereof.

“Constructive Sale” means with respect to any security, a short sale with respect to such security, entering into or acquiring an offsetting derivative contract with respect to such security, entering into or acquiring a futures or forward contract to deliver such security or entering into any other hedging or other derivative transaction that has the effect of either directly or indirectly materially changing the economic benefits or risks of ownership.

“Transfer” means, with respect to any security, the direct or indirect assignment, sale, transfer, tender, exchange, pledge, hypothecation, or the grant, creation or suffrage of a lien, security interest or encumbrance in or upon, or the gift, placement in trust, or the Constructive Sale or other disposition of such security (including transfers by testamentary or intestate succession or otherwise by operation of law) or any right, title or interest therein (including, but not limited to, any right or power to vote to which the holder thereof may be entitled, whether such right or power is granted by proxy or otherwise), or the record or beneficial ownership thereof, the offer to make such a sale, transfer, Constructive Sale or other disposition, and each agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing.

3.	Lock-Up with Respect to Company Shares.

a.
Lock-Up Period.  Upon the time the Form S-3 is declared effective by the SEC (the “Effective Time”), the Stockholder shall be able to freely Transfer up to fifteen percent (15%) of the Company Shares held by such Stockholder.  Thereafter, Stockholder shall not Transfer any Company Shares except in accordance with the following provisions:

(i)	on the first anniversary of the Effective Time, Stockholder shall be able to freely Transfer an additional fifteen percent (15%) of the Company Shares held by such Stockholder;

(ii)	on the second anniversary of the Effective Time, Stockholder shall be able to freely Transfer an additional fifteen percent (15%) of the Company Shares held by such Stockholder; and

(iii)	on the third anniversary of the Effective Time, Stockholder shall be able to freely Transfer the remaining fifty-five percent (55%) of the Company Shares held by such Stockholder.

b.
Additional Restrictions.  The restrictions on Transfer set forth in this Agreement shall be in addition to any restrictions on Transfer under any federal and state securities laws.  Additionally, the restrictions set forth in this Section 3 shall not apply to Transfers to any beneficiary of the Stockholder pursuant to will, intestacy or other testamentary document or applicable laws of descent in the event of the death of Stockholder, provided that Stockholder’s heir or heirs thereof shall have executed and delivered a counterpart of this Agreement.

c.
Restrictions by Underwriters.  In addition to the restrictions on Transfer set forth in this Agreement, the Stockholder agrees, if requested by the managing underwriter or underwriters in a Company initiated underwritten offering (each, a “Company Offering”), not to effect any public sale or distribution of any of the Company Shares held by such Stockholder for a period of one hundred eighty (180) days from the date of consummation of the Company Offering, or such shorter period as may be requested by the managing underwriter or underwriters in such Company Offering.

d.
Right to Decline Transfer. Company is hereby authorized to disclose the existence of this Agreement to its transfer agent and registrar. Stockholder also agrees and consents to the entry of stop transfer instructions with Company’s transfer agent and registrar against the Transfer of Company Shares held by such Stockholder except in compliance with the foregoing restrictions.  In the case of any Company Shares for which Stockholder is the beneficial but not the record holder, Stockholder agrees to cause the record holder to comply with the foregoing provisions of this Section 3.

4.	Representations and Warranties of Stockholder. Stockholder hereby represents and warrants to Company and the Pernix Subsidiary as follows:

a.
(i) Stockholder is the beneficial or record owner of the shares of capital stock of Company indicated on the signature page of this Agreement free and clear of any and all pledges, liens, security interests, mortgage, claims, charges, restrictions, options, title defects or encumbrances; (ii) Stockholder does not beneficially own any securities of Company other than the shares of capital stock set forth on the signature page of this Agreement; (iii) Stockholder has full power and authority to make, enter into and carry out the terms of this Agreement; and (iv) this Agreement has been duly and validly executed and delivered by Stockholder and constitutes a valid and binding agreement of Stockholder enforceable against Stockholder in accordance with its terms. Stockholder agrees to notify Company promptly of any additional shares of capital stock of Company of which Stockholder becomes the beneficial owner after the date of this Agreement.

b.
The execution and delivery of this Agreement and the performance by Stockholder of his, her or its agreements and obligations hereunder will not result in any breach or violation of or be in conflict with or constitute a default under any term of any agreement, judgment, injunction, order, decree, law, regulation or arrangement to which Stockholder is a party or by which Stockholder (or any of his, her or its assets) is bound, except for any such breach, violation, conflict or default which, individually or in the aggregate, would not impair or adversely affect Stockholder’s ability to perform his obligations under this Agreement or render inaccurate any of the representations made by Stockholder herein.

c.
Stockholder understands and acknowledges that Company is filing the Form S-3 in reliance upon Stockholder’s execution and delivery of this Agreement and the representations and warranties of Stockholder contained herein.

5.	Termination. This Agreement shall remain in full force and effect following the Effective Time for the time periods provided in Section 3.

6.	Miscellaneous Provisions.

a.
Amendments, Modifications and Waivers. This Agreement may not be amended or modified except by an instrument in writing signed on behalf of each of the parties hereto. Any agreement on the part of a party hereto to any waiver of any term or condition hereof shall be valid only if set forth in a written instrument signed on behalf of such party. Such waiver shall not be deemed to apply to any term or condition other than that which is specified in such waiver. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

b.
Entire Agreement. This Agreement constitutes the entire agreement among the parties to this Agreement and supersedes any prior understandings, agreements or representations by or among the parties hereto, or any of them, written or oral, with respect to the subject matter hereof.

c.
Governing Law. All matters arising out of or relating to this Agreement and the transactions contemplated hereby (including without limitation its interpretation, construction, performance and enforcement) shall be governed by and construed in accordance with the internal laws of the State of Louisiana without giving effect to any choice or conflict of law provision or rule (whether of the State of Louisiana or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of Louisiana.

d.
Submission to Jurisdiction. Each of the parties to this Agreement (i) consents to submit itself to the exclusive personal jurisdiction of the State of Louisiana in any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that all claims in respect of such action or proceeding may be heard and determined in a court located in Louisiana, (iii) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any court and (iv) agrees not to bring any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement in any other jurisdiction. Each of the parties hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Any party may make service on another party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 6(l) hereof. Nothing in this Section 6(d), however, shall affect the right of any party to serve legal process in any other manner permitted by law.

e.
WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF ANY PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT.

f.
Indemnification; Attorneys’ Fees. Stockholder agrees to defend, protect, indemnify and hold harmless Company and the Pernix Subsidiary, and their respective affiliates, parents, directors, officers, employees, representatives and agents, and each of them, for, from and against any and all Losses (as defined below), including third party claims, arising out of, caused by, relating to, resulting from or in connection with, a breach by Stockholder of the terms of this Agreement.  “Loss” means any liability, claim, demand, damage, loss, fine, penalty, cause of action, suit or cost, of any kind or description, including, but not limited to, judgments, liens, expenses (including, but not limited to, court costs and attorneys’ fees) and amounts agreed upon in settlement.

g.
Assignment and Successors. No party may assign any of its rights or delegate any of its performance obligations under this Agreement, in whole or in part, by operation of law or otherwise without the prior written consent of the other parties.  Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. Any purported assignment of rights or delegation of performance obligations in violation of this Section 6(g) shall be null and void.

h.
No Third Party Beneficiaries. This Agreement is not intended, and shall not be deemed, to confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns, or to otherwise create any third-party beneficiary hereto, except that the Transfer restrictions set forth in Section 3 shall be for the benefit of any managing underwriter or underwriters in a Company Offering.

i.
Cooperation. Stockholder agrees to cooperate fully with Company and the Pernix Subsidiary and to execute and deliver such further documents, certificates, agreements and instruments and to take such other actions as may be reasonably requested by Company and the Pernix Subsidiary to evidence or reflect the transactions contemplated by this Agreement and to carry out the intent and purpose of this Agreement.

j.
Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

k.
Specific Performance; Injunctive Relief. The parties hereto acknowledge that Company and the Pernix Subsidiary shall be irreparably harmed and that there shall be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth in this Agreement. Stockholder accordingly agrees that, in addition to any other remedies that may be available to Company and the Pernix Subsidiary upon any such violation, Company and the Pernix Subsidiary shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Company and the Pernix Subsidiary at law or in equity without posting any bond or other undertaking.

l.
Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly delivered (i) four business days after being sent by registered or certified mail, return receipt requested, postage prepaid, or (ii) one business day after being sent for next business day delivery, fees prepaid, via a reputable nationwide overnight courier service, in each case to the intended recipient as follows: (A) if to Company or the Pernix Subsidiary, to 10003 Woodloch Forest Drive, The Woodlands, Texas  77380, and (B) if to Stockholder, to Stockholder’s address shown below Stockholder’s signature on the signature page hereof.

m.
Counterparts and Signature. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart. The exchange of copies of this Agreement of amendments thereto and of signature pages by facsimile transmission or by email transmission in portable document format, or similar format, shall constitute effective execution and delivery of such instrument(s) as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile or by email transmission in portable document format, or similar format, shall be deemed to be their original signatures for all purposes.

n.	Headings. The headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

o.
Legal Representation. The parties have participated jointly in the negotiation and drafting of this Agreement.  No provision of this Agreement will be interpreted for or against any party because his or its legal representative drafted the provision.

(Signature page(s) follows)

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first written above.

STOCKHOLDER:

Name:

Address:
PERNIX THERAPEUTICS HOLDINGS, INC.

Name: Tracy S. Clifford
Title: Chief Financial Officer

PERNIX THERAPEUTICS, LLC

Telephone: ( ) -
Name: Tracy S. Clifford	Facsimile: ( ) -
Title: Chief Financial Officer of Manager	E-Mail Address:

Shares Beneficially Owned by
Stockholder:

_________ Company Shares